MVP PRIVATE MARKETS FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2022 (UNAUDITED)

Description	Cost	Fair Value	Percentage of Net Assets	Acquisition Date
Direct Credit (7.97%)
Aero Operating, LLC (3M US L + 6.50%, 2/6/2026)(a)(b)	$6,536,431	$6,536,431	1.42%	12/17/2021
Beacon Oral Specialist (3M US L+ 6%, 12/14/2025)(a)(b)	4,064,750	4,064,750	0.88%	4/4/2022
NAS, LLC (3M US L + 6.50%, 6/3/2024)(a)(b)	8,730,481	8,711,433	1.89%	9/30/2021
Netrix, LLC, (3M US L + 8.05%, 7/31/2026)(a)(b)	1,563,293	1,563,293	0.34%	12/22/2021
Omni Intermediate Holdings, (3M US L + 5%, 12/30/2026)(a)(b)	5,802,882	5,802,882	1.26%	12/10/2022
PLA Buyer, LLC (3M US L + 5.9%, 6/30/2023)(a)(b)	6,224,008	6,224,008	1.35%	6/3/2022
Spectrum Vision, (3M US L + 6.5%, 5/17/2023)(a)(b)	3,789,329	3,789,329	0.82%	12/28/2021

Total Direct Credit	$36,711,174	$36,692,126

Description	Cost	Fair Value	Percentage of Net Assets	Acquisition Date
Direct Equity (12.16%)
Ba Hissho Blocker, LLC(a)(b)	5,000,000	5,000,000	1.09%	5/16/2022
Biloxi Co-Investment, L.P.(a)(b)	3,625,286	4,198,228	0.91%	8/11/2021
Charger Investment, L.P.(a)(b)	4,000,000	4,588,708	1.00%	9/30/2021
Cynosure 2020 Co-Investment, LLC Series B(a)(b)	924,196	2,632,821	0.57%	9/8/2021
MFG Mellott Fund A, LLC(a)(b)	3,000,000	3,000,000	0.65%	9/9/2021
MiddleGround Checker Co-Invest Partners, L.P.(a)(b)	11,462,562	11,497,930	2.50%	2/10/2022
MiddleGround Royal Palm Co-Invest Partners, L.P.(a)(b)	7,500,000	7,500,000	1.63%	2/10/2022
OEP VIII Project Vector Co-Investment, L.P.(a)(b)	8,000,000	8,014,530	1.74%	12/20/2021
Ridgemont Equity Coinvest III AGP Blocker, L.P.(a)(b)	4,545,455	4,545,455	0.99%	10/21/2021
V-Sky Co-Invest Aggregator II, L.P.(a)(b)	5,007,539	4,997,216	1.09%	9/2/2021

Total Direct Equity	$53,065,038	$55,974,888

Description	Cost	Fair Value	Percentage of Net Assets	Acquisition Date
Secondary Investment (68.46%)
ABRY IX, L.P.(b)(c)	$12,162,760	$13,990,545	3.04%	9/30/2021
Accel-KKR Capital Partners CV IV Strategic Fund , L.P.(b)(c)	6,277,158	6,277,158	1.36%	3/22/2022
Battery Ventures XII Side Fund, L.P.(a)(b)(c)	6,556,851	8,746,110	1.90%	9/30/2021
Battery Ventures XII, L.P.(a)(b)(c)	10,212,484	16,281,870	3.54%	9/30/2021
Berkshire Fund IX, L.P.(b)(c)	12,815,645	15,907,215	3.45%	9/30/2021
Charlesbank Equity Fund IX, L.P.(b)(c)(d)	8,865,400	9,781,575	2.12%	9/30/2021
GHO Capital Virtue, L.P.(b)(c)	7,714,925	7,714,925	1.68%	4/21/2022
Hellman & Freidman Capital VIII, L.P.(b)(c)	14,566,950	15,503,109	3.37%	9/30/2021
HGGC Fund II, L.P.(b)(c)(d)	5,412,451	10,174,013	2.21%	9/30/2021
HGGC Fund III, L.P.(b)(c)	6,821,671	11,984,399	2.60%	9/30/2021
Icon III, L.P.(b)(c)	4,265,063	5,045,793	1.10%	7/12/2021
Icon IV-B, L.P.(b)(c)	2,100,228	2,135,671	0.46%	7/12/2021
Insight Venture IX, L.P.(a)(b)(c)	26,924,665	28,533,788	6.20%	9/30/2021
Institutional Venture XVI, L.P.(a)(b)(c)	2,896,509	2,680,028	0.58%	9/30/2021
Lightyear Fund IV, L.P.(b)(c)(d)	8,253,776	14,135,469	3.07%	9/30/2021
Linden Capital IV, L.P.(b)(c)	7,779,255	11,320,466	2.46%	9/30/2021
New Mountain Capital V, L.P.(b)(c)(d)	13,425,951	14,020,874	3.05%	9/30/2021
New Mountain IV, L.P.(b)(c)(d)	5,237,179	4,277,388	0.93%	9/30/2021
Odyssey Investment V, L.P.(b)(c)(d)	8,453,807	7,966,418	1.73%	9/30/2021
Platinum Equity Capital IV, L.P.(b)(c)	10,102,184	12,197,414	2.65%	9/30/2021
Quad-C IX, L.P.(b)(c)(d)	8,892,096	11,625,023	2.52%	9/30/2021
Silver Lake V, L.P.(a)(b)(c)	13,835,086	11,154,091	2.42%	9/30/2021
Silver Oak CCS SPV, L.P.(b)(c)	1,909,091	1,901,537	0.41%	12/16/2021
Stepstone Capital IV, L.P.(b)(c)	2,271,338	3,167,644	0.69%	9/30/2021
Thoma Bravo Fund XII, L.P.(b)(c)	15,530,881	14,598,746	3.17%	9/30/2021
Thoma Bravo Fund XIII, L.P.(b)(c)	20,789,620	22,120,439	4.80%	9/30/2021
Waud Capital IV, L.P.(b)(c)(d)	12,220,704	17,261,964	3.75%	9/30/2021
Wind Point AAV, L.P.(b)(c)	2,974,489	3,053,974	0.66%	7/8/2021
Wind Point VIII, L.P.(b)(c)(d)	5,172,597	11,668,860	2.53%	9/30/2021

Total Secondary Investment	$264,440,814	$315,226,506

Description	Cost	Fair Value	Percentage of Net Assets	Acquisition Date
Primary Investment (1.43%)
FFL Parallel Fund V, L.P.(b)(c)	4,464,448	3,746,925	0.81%	6/16/2022
One Equity Partners VIII, L.P.(b)(c)	2,876,255	2,819,341	0.61%	4/28/2022

Total Primary Investment	$7,340,703	$6,566,266

Total Investments (90.01%)	$361,557,729	$414,459,786
Other Assets In Excess of Liabilities (9.99%)		45,992,599
Net Assets (100.00%)		$460,452,385

Investment Abbreviations:

LIBOR- London Interbank Offered Rate

Libor Rates:

3M US L - 3 Month LIBOR as of June 30, 2022 was 2.29%

(a)	Level 3 securities fair valued under procedures established by the Trustees, represent 34.19% of Net Assets. The total value of these securities is $157,430,080.
(b)	Investments have no redemption provisions, are issued in private placement transactions and are restricted as to resale. For investments that were acquired through multiple transactions, the acquisition date represents the initial acquisition date of the Fund’s investment in the position. Total fair value of restricted securities amounts to $414,459,786, which represents 90.01% of net assets as of June 30, 2022.
(c)	Investment does not allow redemptions or withdrawals except at discretion of its general partner, manager or advisor.
(d)	All or a portion of this security is custodied with MVP Private Markets Sub-Fund, LLC at June 30, 2022.

*	All securities are domiciled in the United States.

See Notes to Quarterly Schedule of Investments.

MVP Private Markets Fund
Notes to Quarterly Schedule of Investments
June 30, 2022 (Unaudited)

1. ORGANIZATION

MVP Private Markets Fund (the "Fund") was organized as a Delaware statutory trust on April 7, 2021. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund’s investment adviser is Portfolio Advisers, LLC (the "Adviser"). The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and was organized as a limited liability company under the laws of the State of Connecticut on June 19, 1997.The Fund commenced operations on January 3, 2022 ("Commencement of Operations"). Simultaneous with the Commencement of Operations, the Predecessor Fund, through a tax-free reorganization, transferred investments, cash and other assets totaling $416,174,869 (including $45,914,879 of unrealized appreciation) into the Fund. The investments acquired by the Fund in the reorganization were valued using fair value procedures approved by the Fund's Board of Trustees. The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund and at the time of the conversion of the Predecessor Fund was managed by the same Adviser and portfolio managers as the Fund.

The Fund’s investment objective is to generate long-term capital appreciation by investing in a diversified portfolio of private market investments, with a focus on investments in mid-sized companies in the United States. The Fund will seek to achieve its investment objective through a mix of investments (the "Fund Investments") that is predominantly comprised of private equity, and to a lesser extent private credit. Fund Investments are expected to primarily consist of the following:

●	direct investments in the equity or debt of target companies and other private assets (i.e. assets that are not traded on a public securities exchange) ("Direct Investments"), typically together with third-party managers ("Sponsors");
●	purchases of existing interests in private equity or private credit funds ("Portfolio Funds") and other private assets managed by Sponsors ("Secondary Investments");
●	subscriptions for new interests in Portfolio Funds ("Primary Investments"); and
●	short-term and liquid investments, including money market funds, short term treasuries, and/or other liquid investment vehicles.

Subject to applicable law and regulation, the Fund may gain exposure to Fund Investments indirectly through pooled vehicles or special purpose vehicles managed by the Adviser, any of its affiliates or third parties.

Under normal circumstances, the Fund intends to invest and/or make capital commitments of at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in "Private Market Assets". For purposes of this policy, Private Market Assets include Direct Investments, Portfolio Funds, Secondary Investments, and Primary Investments.

The Fund’s Board of Trustees (the "Board”) has overall responsibility for the management and supervision of the business operations of the Fund on behalf of the shareholders. A majority of Trustees of the Board are and will be persons who are not "interested persons," as defined in Section 2(a)(19) of the 1940 Act (the "Independent Trustees"). To the extent permitted by the 1940 Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board, service providers or the Adviser.

The Fund offers three separate classes of shares of beneficial interest ("Shares") designated as Class A Shares, Class I Shares and Class D Shares. Each class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The Fund has received an exemptive order from the SEC with respect to the Fund’s multi-class structure. The purchase price of the Shares at the Commencement of Operations was $10.00 per Share. Thereafter, the purchase price Shares was based on the net asset value per Share as of the date such Shares were purchased. Fractions of Shares are issued to one one-thousandth of a Share.

The minimum initial investment in the Fund for Class A Shares and Class D Shares is $50,000, and the minimum initial investment for Class I Shares is $5,000,000 except for additional purchases pursuant to the dividend reinvestment plan. However, the Fund, in its sole discretion, may accept investments below these minimums. Investors subscribing through a given broker/dealer or registered investment adviser may have shares aggregated to meet these minimums, so long as denominations are not less than $50,000 and incremental contributions are not less than $5,000.

Shares will generally be offered for purchase as of the first business day of each month, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. Investments in Class A Shares and Class D Shares of the Fund are sold subject to a sales charge of up to 3.50% of the investment. For some investors, the sales charge may be waived or reduced (in whole or in part). The full amount of sales charge may be reallowed to brokers or dealers participating in the offering.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Short-Term Investments: Short-term investments represent investments in high quality money market instruments and money market mutual funds, and are recorded at NAV per share which approximates fair value. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Investment Transactions: Investment transactions are accounted for on a trade-date basis. The Fund accounts for realized gains and losses from its Portfolio Funds based upon the pro-rata ratio of the fair value and cost of the underlying investments at the date of redemption. Dividend and interest income and expenses are recorded on the accrual basis. Distributions from Portfolio Funds will be received as underlying investments of the Portfolio Funds are liquidated. Distributions from Portfolio Funds occur at irregular intervals, and the exact timing of distributions from the Portfolio Funds has not been communicated from the Portfolio Funds. It is estimated that distributions will occur over the life of the Investment Funds.

Fair Value of Financial Instruments: The fair value of the Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Consolidated Statement of Assets and Liabilities. The Fund values its investments in portfolio funds at fair value in accordance with FASB ASC 820, Fair Value Measurement (“ASC 820”). See Note 3 for
more information.

3. PORTFOLIO VALUATION

ASC 820 defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 — unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

Level 2 — inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active.

Level 3 — significant unobservable inputs for the financial instrument (including management’s own assumptions in determining the fair value of investments).

Investments in Portfolio Funds are recorded at fair value, using the Investment Funds’ NAV as a “practical expedient,” in accordance with ASC 820.

The private equity Portfolio Funds generally are restricted securities that are subject to substantial holding periods and are not traded in public markets, so that the Fund may not be able to resell some of its investments for extended periods, which may be several years. The types of private equity Portfolio Funds that the Fund may make investments in include primary and secondary investments. Primary investments are investments in newly established private equity funds. Secondary investments are investments in existing private equity funds that are acquired in privately negotiated transactions.

The net asset value of the Fund is determined by, or at the direction of, the Adviser as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below and as may be determined, from time to time, pursuant to policies established by the Board. The Fund’s investments are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. ASC 820 provides for the use of net asset value (or its equivalent) as a practical expedient to estimate fair value of investments in Portfolio Funds, provided certain criteria are met. The Fund has established valuation processes and procedures to ensure that the valuation techniques are fair and consistent, and valuation inputs are supportable. The Valuation Committee (the “Committee”) oversees the implementation of those valuation process of the Fund’s investments. The Fund’s investments in Portfolio Funds are carried at fair value which generally represents the Fund’s pro-rata interest in the net assets of each Portfolio Fund as reported by the administrators and/or investment managers of the underlying Portfolio Funds. All valuations utilize financial information supplied by each Portfolio Fund and are net of management and incentive fees or allocations payable to the Portfolio Funds’ managers or pursuant to the Portfolio Funds’ agreements. The Portfolio Funds value their underlying investments in accordance with policies established by each Portfolio Fund, as described in each of their financial statements or offering memoranda. The Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Adviser has assessed factors including, but not limited to, the individual Portfolio Funds’ compliance with fair value measurements, price transparency and valuation procedures in place. The Adviser and/or the Board will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported or whether to adjust such value. The underlying investments of each Portfolio Fund are accounted for at fair value as described in each Portfolio Fund’s financial statements.

The Adviser employs ongoing due diligence policies and processes with respect to Portfolio Funds and their investment managers. The Adviser assesses the quality of information provided and determines whether such information continues to be reliable or whether additional inquiry is necessary. Such inquiries may require the Adviser to forego its normal reliance on the value provided and to independently determine the fair value of the Fund’s interest in such
Investment Fund.

The fair value relating to certain underlying investments of these Portfolio Funds, for which there is no ready market, has been estimated by the respective Portfolio Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

The Fund may also make Direct Investments, which may include debt and/or equity securities issued by operating companies and are typically made as investments alongside a private equity fund.

The Adviser determines comparable public companies based on industry, size, developmental stage, strategy, etc., and then calculates a trading multiple for each comparable company identified by dividing the enterprise value of the comparable company by its earnings before interest, taxes, depreciation and amortization (EBITDA). The trading multiple may then be discounted for considerations such as differences between the comparable companies and the subject company based on company specific facts and circumstances. The combined multiple is then applied to the subject company to calculate the value of the subject company.

The Adviser applies comparable precedent transaction multiples where such multiples are available and appropriate. Where such comparable multiples are not available or are inappropriate generally, a comparable trading multiples or a discounted cash flow analysis is performed to estimate fair value. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level as described above. The Fund recognize transfers at the beginning of the year. There were no transfers in or out of Level 3 fair value measurements during the fiscal period.

Debt investments are fair valued by the Adviser using the following methods, in order of priority:

●	Market Price - The Adviser uses the average of the liquid market bid/offer prices for the Fund's debt investments from a reliable industry source, when available.
●	Relative value analysis based on a comparable instrument - In the absence of such liquid market bid/offer prices, the Adviser utilizes a relative value analysis based on a comparable instrument when available to value the mezzanine debt investments of the Partnerships.
●	Relative value analysis based on corporate credit curve - The Adviser values the mezzanine debt investments based on a corporate credit curve, typically BBB-rated due to its large range of issuer data points, and obtains the curve data from Bloomberg or a reputable broker dealer. The spread between the yield on the invested instrument at the time of investment and the selected credit curve yield for the relevant maturity is measured and applied to the prevailing corresponding value on the selected credit curve over time to calculate a fair value yield and price for the investment.
●	Waterfall approach - The Adviser estimates the enterprise value of the issuer as a multiple of earnings. If the enterprise value exceeds the accreted face value of the invested Instrument plus the accreted face value of any other indebtedness of the issuer that is senior or pari passu in ranking to the invested instrument, less unrestricted cash of the issuer, the investment is valued at par. This approach is rarely employed by the Adviser.
●	Recovery estimate - In the case of issuers going through insolvency or other restructuring processes, a subjective estimate of recovery value will be used to value the invested instrument. Recovery estimates are often provided by a third-party restructuring advisor, and the Adviser takes a conservative approach with respect to incorporating these recovery estimates in to the Fund's valuation estimates.

The following table represents the inputs used to value the investments at fair value on the Consolidated Statement of Assets and Liabilities within the valuation hierarchy as of March
31, 2022:

Primary and secondary Investments fair valued using net asset value (or its equivalent) as a practical expedient are not included in the fair value hierarchy. As such, investments in securities with a fair value of $257,029,706 are excluded from the fair value hierarchy as of June 30, 2022.

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Direct Credit	$–	$–	$36,692,126	$36,692,126
Direct Equity	–	–	53,342,067	55,974,888
Primary Investments	–	–	–	6,566,266
Secondary Investments	–	–	67,395,887	315,226,506
Total	$–	$–	$157,430,080	$414,459,786

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Direct Credit	Direct Equity	Secondary Investments	Total
Balance as of March 31, 2021	$25,055,833	$45,374,053	$6,277,158	$76,707,044
Accrued discount/ premium	55,725	–	–	55,725
Realized Gain/(Loss)	1,089	–	–	1,089
Change in Unrealized Appreciation/(Depreciation)	(19,048)	1,954,892	–	1,935,844
Purchases	11,666,207	8,965,158	–	20,631,365
Sales Proceeds	(67,680)	(319,215)	–	(386,895)
Transfer into Level 3	–	–	67,395,887	67,395,887
Transfer out of Level 3	–	(2,632,821)	(6,277,158)	(8,909,979)
Balance as of June 30, 2022	$36,692,126	$53,342,067	$67,395,887	$157,430,080

The net change in unrealized appreciation/(depreciation) included in the Consolidated Statement of Operations attributable to Level 3 assets still held as of June 30, 2022 is $(11,893,610).

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2022:

Asset Class	Fair Value at June 30, 2022	Valuation Techniques	Unobservable Input	Range of Input	Weighted Average of Input	Impact to Valuation from an Increase in Input
Direct Credit	$ 36,692,126	Recent transaction	N/A	N/A	N/A	N/A
Direct Equity	23,997,930	Recent transaction	N/A	N/A	N/A	N/A
Direct Equity	25,145,909	Market Comparable Companies	EBITDA Multiple	5.4x – 17.6x	10.4x	Increase
Direct Equity	4,198,228	Market Comparable Companies	Revenue Multiple	9.1x – 9.1x	9.1x	Increase
Secondary Investments	67,395,887	Recent transaction	N/A	N/A	N/A	N/A

The Fund’s investments in Portfolio funds, along with their corresponding unfunded commitments and other attributes, as of June 30, 2022, are briefly summarized in the table below.

Financing Stage	Investment Strategy	Fair Value	Unfunded Commitments	Remaining Life	Redemption Frequency	Notice Period (In Days)	Redemption Restriction Terms
Buyout	Control investments in established companies	$ 346,020,576	$ 65,574,314	Up to 10 Years	None	N/A	N/A
Growth Capital	Non-control investments in established companies with strong growth characteristics	56,241,797	1,193,348	Up to 10 Years	None	N/A	N/A
Special Situations/ Other	Investments in mezzanine, distressed debt, energy/utility and turnarounds	12,197,414	1,083,019	Up to 10 Years	None	N/A	N/A

*	The information summarized in the table above represents the general terms for the specified financing stage. Individual Portfolio Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Portfolio Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

Private equity is a common term for investments that typically are made in non-public companies through privately negotiated transactions. Private equity investors generally seek to acquire quality assets at attractive valuations and use operational expertise to enhance value and improve portfolio company performance. Buyout funds acquire private and public companies, as well as divisions of larger companies. Private equity specialists then seek to uncover value-enhancing opportunities in portfolio companies, unlock the value of the portfolio company and reposition it for sale at a multiple of invested equity.

The following outlines the primary investment strategies of the Portfolio Funds held by the Fund as of June 30, 2022.

Buyouts: Control investments in established, cash flow positive companies are usually classified as buyouts. Buyout investments may focus on small-, mid- or large-capitalization companies, and such investments collectively represent a substantial majority of the capital deployed in the overall private equity market. The use of debt financing, or leverage, is prevalent in buyout transactions—particularly in the large-cap segment.

Venture Capital: Investments in new and emerging companies are usually classified as venture capital. Such investments are often in technology, healthcare or other high growth industries. Companies financed by venture capital are generally not cash flow positive at the time of investment and may require several rounds of financing before the company can be sold privately or taken public. Venture capital investors may finance companies along the full path of development or focus on certain sub-stages (usually classified as seed, early and late stages) in partnership with other investors.

Special Situations: A broad range including mezzanine, distressed debt, energy/utility investments and turnarounds.

Types of private equity investments that the Fund may make include:

Primary Investments. Primary investments (primaries) are interests or investments in newly established private equity funds. Primary investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in a number of individual operating companies during a defined investment period.

Secondary Investments. Secondary investments (secondaries) are interests in existing private equity funds that are acquired in privately negotiated transactions, typically after the end of the private equity fund’s fundraising period.

Direct Investments. Direct investments involve taking an interest in securities issued by an operating company, whether equity or credit. Direct equity investments generally involve new owners taking a material stake in the target company, frequently a controlling interest, and exercising significant influence on the growth and development of the company through work with the company’s management and board of directors. Direct credit investments often represent financing for buyout or growth investments and may have various features and covenants designed to protect the lender’s interests; such investments may include both secured and unsecured loans, bonds and/or other forms of debt. Direct investments may vary in duration, but usually are exited within two to six years.

4. INDEMNIFICATION

The Fund indemnifies its officers and managers for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

5. PRINCIPAL RISK FACTORS

Closed-End Fund; Liquidity Limited to Periodic Repurchases of Shares. The Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors. The Fund is neither a liquid investment nor a trading vehicle. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis.

The Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares. Although the Board may, in its sole discretion, cause the Fund to offer to repurchase outstanding Shares at their net asset value (after all applicable fees), or, in certain circumstances, at a discount, and the Adviser intends to recommend to the Board that, in normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets generally quarterly beginning on date approximately 10 months from launch (or such earlier or later date as the Board may determine) and thereafter quarterly on or about each December 31, March 31, June 30 and September 30, Shares are considerably less liquid than shares of funds that trade on a stock exchange, or Shares of open-end registered investment companies. It is possible that the Fund may be unable to repurchase all of the Shares that an investor tenders due to the illiquidity of the Fund Investments or if the shareholders request the Fund to repurchase more Shares than the Fund is then offering to repurchase. There can be no assurance that the Fund will conduct repurchase offers in any particular period and shareholders may be unable to tender Shares for repurchase for an indefinite period of time.

There will be a substantial period of time between the date as of which shareholders must submit a request to have their Shares repurchased and the date they can expect to receive payment for their Shares from the Fund. Shareholders whose Shares are accepted for repurchase bear the risk that the Fund’s net asset value may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Shares are valued for purposes of such repurchase. Shareholders will have to decide whether to request that the Fund repurchase their Shares without the benefit of having current information regarding the value of Shares on a date proximate to the date on which Shares are valued by the Fund for purposes of effecting such repurchases.

Pandemic Risk. An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and has spread internationally, and since then, the number of cases has fluctuated and new “variants” have been confirmed around the world. The outbreak has resulted in closing borders and quarantines, enhanced health screenings, cancellations, disrupted supply chains and customer activity, and has produced general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect national and global economies, individual companies and the market in general in a manner that cannot be foreseen at the present time. Health crises caused by the outbreak may heighten other pre-existing political, social and economic risks in a country or region. In the event of a pandemic or an outbreak, there can be no assurance that the Fund and its service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. Although vaccines are becoming more widely available, the duration of the COVID-19 outbreak and its full impacts are unknown and the pace of recovery may vary from market to market, resulting in a high degree of uncertainty for potentially extended periods of time, especially in certain sectors in which the Fund may make investments.

Non-Diversified Status. The Fund is a "non-diversified" management investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more Fund Investments are allocated a relatively large percentage of the Fund’s assets, losses suffered by such Fund Investments could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of investments. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. However, the Fund will be subject to diversification requirements applicable to RICs under the Code.

Limited Operating History of Fund Investments. Fund Investments may have limited operating histories and the information the Fund will obtain about such investments may be limited. As such, the ability of the Adviser to evaluate past performance or to validate the investment strategies of such Fund Investments will be limited. Moreover, even to the extent a Fund Investment has a longer operating history, the past investment performance of any of the Fund Investments should not be construed as an indication of the future results of such investments or the Fund, particularly as the investment professionals responsible for the performance of such investments may change over time. This risk is related to, and enhanced by, the risks created by the fact that the Adviser relies upon information provided to it by the issuer of the securities that is not, and cannot be, independently verified.

Identification of Investments. Identification of attractive investment opportunities by the Adviser involves a high degree of uncertainty. The success of the Fund depends on the availability of appropriate investment opportunities and the ability of the Adviser to identify, select, gain access to and consummate appropriate investments. The availability of investment opportunities for the Fund generally will be subject to market conditions and the ability of the Adviser to locate investments that are available for purchase at attractive prices. There can be no assurance that suitable investments will be available, that the Fund will be able to choose, make and realize investments in any particular company, Portfolio Fund or other investment, or that the Fund will be able to fully invest its capital. The Fund may be unable to invest on acceptable terms within the time period that the Fund anticipates or at all. To the extent that any portion of the Fund’s capital is not invested, or is subject to delay before being invested, the potential return of the Fund will be diminished.

Derivative Instruments. Some or all of the Sponsors (subject to applicable law) and the Fund may use options, swaps, futures contracts, forward agreements and other derivatives contracts. Transactions in derivative instruments present risks arising from the use of leverage (which increases the magnitude of losses), volatility, the possibility of default by a counterparty, and illiquidity. Use of derivative instruments for hedging or speculative purposes by the Fund or the Sponsors could present significant risks, including the risk of losses in excess of the amounts invested.

Nature of Portfolio Companies. The Fund Investments will include direct and indirect investments in various companies, ventures and businesses ("Portfolio Companies"). This may include Portfolio Companies in the early phases of development, which can be highly risky due to the lack of a significant operating history, fully developed product lines, experienced management, or a proven market for their products. The Fund Investments may also include Portfolio Companies that are in a state of distress or which have a poor record, and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such Portfolio Companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such Portfolio Companies.

General Risks of Secondary Investments. The overall performance of the Fund’s Secondary Investments will depend in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. Certain Secondary Investments may be purchased as a portfolio, and in such cases the Fund may not be able to exclude from such purchases those investments that the Adviser considers (for commercial, tax, legal or other reasons) less attractive. Similarly, certain Secondary Investments may require the Fund to make a concurrent primary commitment to a new Portfolio Fund, which commitment the Adviser may consider to be less attractive than the other assets to be acquired. Where the Fund acquires a Portfolio Fund interest as a secondary investment, the Fund will generally not have the ability to modify or amend such Portfolio Fund’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to Secondary Investments may be greater than those relating to Primary Investments.

Contingent Liabilities Associated with Secondary Investments. Where the Fund acquires a Portfolio Fund interest as a secondary investment, the Fund may acquire contingent liabilities of the seller of such interest. More specifically, where the seller has received distributions from the relevant private equity fund and, subsequently, that private equity fund recalls one or more of these distributions, the Fund (as the purchaser of the interest to which such distributions are attributable and not the seller) may be obligated to return monies equivalent to such distributions to such private equity fund. While the Fund may, in turn, make a claim against the seller for any such monies so paid to the private equity fund, there can be no assurances that the Fund would prevail on such claim.

Non-U.S. Investments. The Fund and the Portfolio Funds may invest in securities of companies and other issuers located outside of the United States. Investing outside of the United States involves certain considerations not usually associated with investing in securities of U.S. companies, including political and economic considerations, such as greater risks of expropriation, nationalization, confiscatory taxation, imposition of withholding or other taxes on interest, dividends, capital gains, other income or gross sale or disposition proceeds, limitations on the removal of assets and general social, political and economic instability; the relatively small size of the securities markets in certain countries; differing laws and regulations applicable to the securities and financial services industries of certain countries; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; government policies that may restrict the Fund’s investment opportunities; and accounting and financial reporting standards that may not be as high as comparable U.S. standards. The Fund and the Portfolio Funds may be unable to structure any such non-U.S. transactions to achieve the intended results or to sufficiently mitigate risks associated with such markets.

Concentration of Investments. There are no limitations imposed by the Adviser as to the amount of Fund assets that may be invested in (i) any one Fund Investment, (ii) in Portfolio Funds or other investments managed by a particular Sponsor or its affiliates, (iii) indirectly in any single industry or (iv) in any issuer. In addition, a Portfolio Fund’s investment portfolio may consist of a limited number of companies and may be concentrated in a particular industry area or group. Accordingly, the Fund’s investment portfolio may at times be significantly concentrated, both as to managers, industries and/or individual companies. Such concentration could offer a greater potential for capital appreciation as well as increased risk of loss. Such concentration may also be expected to increase the volatility of the Fund’s investment portfolio. The Fund is, however, subject to the asset diversification requirements applicable to RICs.

Currency Risk. The Fund’s portfolio may include direct and indirect investments in a number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Fund Investments are denominated against the U.S. Dollar may result in a decrease the Fund’s net asset value. The Adviser may or may not elect to hedge the value of investments made by the Fund against currency fluctuations, and even if the Adviser deems hedging appropriate, it may not be possible, practicable or cost-effective to hedge currency risk exposure. Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.

Valuation of the Fund’s Interests in Portfolio Funds. The valuation of the Fund’s investments in Portfolio Funds is ordinarily determined based upon valuations provided by Sponsors of such Portfolio Funds which valuations are generally not audited. A majority of the securities in which the Portfolio Funds invest will not have a readily ascertainable market price and will be valued by the Sponsors. In this regard, a Sponsor may face a conflict of interest in valuing the securities, as their value may affect the Sponsor’s compensation or its ability to raise additional funds. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Portfolio Fund, the accuracy of the valuations provided by the Portfolio Funds, that the Portfolio Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Portfolio Funds’ policies and procedures and systems will not change without notice to the Fund. As a result, valuations of the securities may be subjective and could prove in hindsight to have been wrong, potentially by significant amounts. Subject to its oversight, the Board has delegated responsibility for the valuation of Fund Investments to the Adviser. The valuation of the Fund’s investments will be performed in accordance with Financial Accounting Standards Board’s Accounting Standards Codification 820 — Fair Value Measurements and Disclosures; but the Adviser may face conflicts of interest in overseeing the valuation of the Fund Investments, as the value of the Fund Investments will affect the Adviser’s compensation. Moreover, the Adviser will generally not have sufficient information in order to be able to confirm or review the accuracy of valuations provided by Sponsors.

A Sponsor’s information could be inaccurate due to fraudulent activity, misvaluation or inadvertent error. In any case, the Fund may not uncover errors for a significant period of time. Even if the Adviser elects to cause the Fund to sell its interests in such a Portfolio Fund, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, the Sponsor’s valuations of such interests could remain subject to such fraud or error, and the Adviser may, in its discretion, determine to discount the value of the interests or value them at zero.

Shareholders should be aware that situations involving uncertainties as to the valuations by Sponsors could have a material adverse effect on the Fund if a Sponsor’s, the Adviser’s or the Fund’s judgments regarding valuations should prove incorrect. Prospective investors who are unwilling to assume such risks should not invest in the Fund.

Discontinuation of LIBOR

The United Kingdom’s Financial Conduct Authority, which regulates London Interbank Offered Rate (“LIBOR”), has announced plans to phase out the use of LIBOR by the end of 2021, and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve's Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing Secured Overnight Financing Rate Data that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by the Fund or reduce the effectiveness of related Fund transactions such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on any of the financial instruments in which the Fund invests, as well as other unforeseen effects, could result in losses to the Fund.